SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): May 16, 2005

                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)



           Texas                       0-4690                   74-2126975
(State or other jurisdiction   (Commission file number)      I.R.S. employer
of incorporation)                                            identification no.)


                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000


Former name or former address, if changed since last report - Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under  the
       Exchange Act (17 CFR 240.14d-2(b))

Item 7.01 - Regulation FD Disclosure

In September 2004, Financial Industries Corporation ("FIC" or "the Company") filed a Form 8-K, in which it described the status of its work on its consolidated financial statements for the year ended December 31, 2003. These consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Since that time, the Company has continued to work on its consolidated financial statements for the year ended December 31, 2003. In addition, the Company has focused its attention on the completion of the audited statutory financial statements of its two life insurance company subsidiaries (Investors Life Insurance Company of North America and Family Life Insurance Company) for the year ended December 31, 2003. The operations of these two subsidiaries represent essentially all of the sources of operating income of the Company. These audited statutory financial statements were originally due to be filed with the state insurance regulatory agencies in June 2004; however, the filing of the statements was delayed due to the extensive work involved in examining and correcting the financial accounts of the Company and its subsidiaries covering multiple years. This work required review of large volumes of accounting data and entries, as well as extensive analysis of complex financial transactions and the records of those transactions. In this work, the Company has been assisted by the accounting firm of KPMG, LLP and other outside accountants and actuaries. The Company's registered public accounting firm, PricewaterhouseCoopers LLP, has worked closely with the Company in reviewing and auditing the Company's underlying detail analyses and supporting schedules.

In February 2005, Family Life Insurance Company and Investors Life Insurance Company filed their statutory (unaudited) financial statements for 2004 with the insurance regulators. In March and May 2005, respectively, Family Life and Investors Life filed their audited 2003 statutory financial statements with the insurance regulators. A copy of the audited statutory financial statements as of December 31, 2003, for FIC's life insurance company subsidiaries are attached as exhibits to this Form 8-K, for information purposes only.

The reader is cautioned that (i) the statutory financial statements are not the consolidated financial statements of FIC and do not reflect the operations, cash flows or financial position of FIC, and (ii) such statements have not been prepared in accordance with GAAP. In addition, the statements do not include information pertaining to the stand-alone results related to (a) the operations (primarily expenses) of FIC as a parent holding company of the insurance company subsidiaries, or the third-party indebtedness of FIC, or (b) the operations of the non-insurance company subsidiaries of FIC. Accordingly, the attached statutory financial statements should not be relied upon by investors as the basis upon which to make an investment decision regarding FIC.

Investors are cautioned that statutory accounting practices applicable to regulated life insurance companies in the preparation of financial statements vary significantly from GAAP principles that are used in preparing FIC's consolidated financial statements. Accordingly, the financial information set forth in the statutory financial statements attached as exhibits to this Form 8-K should not be viewed as an indication of the GAAP financial statements that will be contained in FIC's Report on Form 10-K for the year ended December 31, 2003. The attached statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the state of domicile of the life insurance company subsidiaries. The following is a summary of the more significant differences between these statutory accounting practices and GAAP:

a) Policy reserves are based on statutory mortality and interest requirements and are calculated without consideration of withdrawals rather than on the basis of mortality, interest and withdrawal assumptions used under GAAP. In addition, statutory reserves include reserves calculated for interest-sensitive products, whereas for GAAP, such products are accounted for on a deposit method of accounting.

b) Costs of writing business, such as commissions and underwriting costs, are expensed in the year incurred. Under GAAP, such costs are deferred and amortized against future earnings.

c) Under statutory accounting principles, acquisitions, whereby the investor receives the equity of the investee and only one entity survives, are recorded under the statutory merger method. Under the statutory merger method, the recorded assets, liabilities, and related surplus accounts of the constituents are carried forward to the combined corporation at their recorded statutory amounts. Income of the combined reporting entity includes income of the constituents for the entire fiscal period in which the combination occurs. For mergers, prior year amounts in the financial statements are restated as if the merger had occurred as of January 1 of the prior year.

     Under GAAP, such transactions may be recorded under the purchase method of accounting, whereby all assets and liabilities are recorded at their fair value and any excess of cost over fair value of net assets acquired is recorded as goodwill. The acquired company's earnings are included with the acquiring company's earnings only from the date of the combination forward.

d) Certain assets, which are designated as "non-admitted" by the laws and regulations of the State of Texas and the State of Washington, are excluded from the statements of admitted assets, liabilities and capital and surplus and are charged to surplus. These "non-admitted assets" are primarily comprised of certain deferred tax assets, fixed assets, and receivables.

e) For statutory accounting purposes, the asset valuation reserve ("AVR"), which makes provision for the risk of asset default, is charged directly to unassigned surplus. Under GAAP, no provisions for default losses are accrued unless considered other than temporary and are charged directly to net income.

f) Under statutory accounting practices, net capital gains on fixed income securities resulting from interest rate fluctuations, net of applicable income taxes, are recorded as a liability in an interest maintenance reserve ("IMR"). The resulting deferred gain or loss is recognized over the remaining period to maturity. Under GAAP, no such liability is recorded.

g) Fixed maturities classified as "available for sale" are carried at market value under GAAP and unrealized gains or losses on these securities are reflected as a component of accumulated other comprehensive income. Trading securities are carried at market value under GAAP, and unrealized gains and losses on these securities are reflected as a component of investment income in the statement of operations. These securities are carried at amortized cost under statutory accounting practices, unless other than temporarily impaired. Net unrealized investment gains and losses are not segregated as a component of unassigned surplus.

h) Policy reserves in the statements of admitted assets, liabilities and capital and surplus are reported net of reinsurance reserve credits. Likewise, premium revenues and policy benefits in the statements of operations are reported net of reinsurance. Under GAAP, reserves and related reinsurance recoverables are presented on a gross basis in the balance sheet; premium revenues and policy benefits are reported net of reinsurance in the income statement.

i) Premiums received from and benefits paid on universal life and investment-type products are recognized as revenue and expense in the statutory statements of operations. Under GAAP, these types of policies are accounted for using a deposit method of accounting.

j) The statements of cash flows are shown in the format prescribed by statutory accounting rather than those prescribed by GAAP.

k) Deferred premiums are recorded as an asset; GAAP requires such balances to be offset against related policy liabilities.

l) Investments in common stock of upstream parents are carried at market value reduced by the proportionate share of the Company's statutory capital and surplus to total consolidated GAAP equity of the parent, FIC. Under GAAP, investments in common stocks are carried at market value and investments in upstream parents are eliminated in consolidated GAAP financial statements.

m) Statutory deferred taxes are provided on temporary differences between the statutory and tax bases of assets and liabilities. Statutory deferred tax assets are limited based on admission tests and allowed deferred income taxes are recorded in unassigned surplus. Under GAAP, deferred tax assets are limited based on realizability and deferred income taxes are recorded in the income statement.

n) Wholly owned subsidiaries are carried at statutory equity. Under GAAP, wholly owned subsidiaries are consolidated with the accounts of the parent company and intercompany balances are eliminated.

o) Seed money investments in separate accounts are included in separate account assets, and gains and losses on those investments are recorded directly to unassigned surplus. Under GAAP, seed money investments are accounted for in a manner consistent with similar assets held by the general account and are not included in separate account assets.


p) The calculation of the obligation for defined benefit pension plans excludes non-vested employees. Partially vested employees are included only to the extent of their vested amounts. The prepaid asset which results from an excess of the fair value of plan assets over the pension obligation is recorded as a non-admitted asset. Prior to 2003, a change in any additional minimum pension liability was recorded in expense. Beginning in 2003, changes in any additional minimum pension liability are recorded as a component of unassigned surplus. Under GAAP, the pension obligation includes non-vested employees, prepaid pension assets are recognized as assets, and changes in any additional minimum pension liability are recorded in other comprehensive income.

Following completion of the preparation and filing of the 2003 audited statutory financial statements of its insurance subsidiaries, the Company has continued work on the completion of the audit of its GAAP consolidated financial statements for the year ended December 31, 2003, and the filing of its Form 10-K for that period.

The information pertaining to the statutory financial statements of the life insurance company subsidiaries of FIC included in this report is being provided under Item 7.01 of Form 8-K. In so doing, the Company disclaims that such information, and the related financial statements which are attached hereto as exhibits, are required to be filed under the rules applicable to Form 8-K, Item 7.01, or any intention or obligation to update such information or to make similar future filings of statutory financial statements.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

    Exhibit 99.1 *  Audited  Statutory  Financial  Statements of Investors  Life
                    Insurance Company of North America for the year ended December 31, 2003.

    Exhibit 99.2 *  Audited  Statutory  Financial   Statements  of  Family  Life
                    Insurance Company for the year ended December 31, 2003.

* Attached hereto. The exhibits attached to this Form 8-K are being furnished, and not filed, for purposes of the Securities Act of 1933 and the Securities Exchange Act of 1934, including Section 18 of the Exchange Act.


As provided by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Financial Industries Corporation (the "Company") cautions that the statements in this Form 8-K, including but not limited to, statements found in Item 7.01-"Regulation FD Disclosure" and the exhibits attached to this Form 8-K relating to the audited statutory financial statements of the Company's life insurance company subsidiaries and the differences between statutory and GAAP financial accounting practices, and other matters that are not historical factual information are forward-looking statements that represent management's belief and assumptions based on currently available information. The information contained in this report relating to trends in the Company's operations and financial results and the contingencies and uncertainties to which the Company may be subject, as well as other statements including words such as "anticipate," "believe," "cautions", "plan," "estimate," "expect," "intend," and other similar expressions constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning the financial results, economic conditions and are subject to known and unknown risks, uncertainties and other factors contemplated by the forward-looking statements that could cause results to differ materially from those described in the forward-looking statement. Such factors include, among other things: (1) timing and results of the GAAP financial statements of the Company for the year ended December 31, 2003; (2) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the ability of the Company to sell its products, the market value of the Company's investments and the lapse rate and profitability of policies; (3) the Company's ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives; (4) customer response to new products, distribution channels and marketing initiatives; (5) mortality, morbidity and other factors which may affect the profitability of the Company's insurance products; (6) our ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy benefits and claims; (7) changes in the Federal income tax laws and regulations which may affect the relative tax advantages of some of the Company's products; (8)
increasing competition in the sale of insurance and annuities; (9) regulatory changes or actions, including those relating to regulation of insurance products and insurance companies; (10) ratings assigned to the Company's insurance subsidiaries by independent rating organizations such as A.M. Best, which the Company believes are particularly important to the sale of accumulation products; (11) the performance of our investment portfolios; (12) the effect of changes in standards of accounting; (13) the effects and results of litigation; and (14) other factors discussed in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Investors should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. There can be no assurance that other factors not currently anticipated by management will not also materially and adversely affect the Company.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FINANCIAL INDUSTRIES CORPORATION




Date: May 20, 2005                   By:   /s/ J. Bruce Boisture
                                           _____________________________________
                                           President and Chief Executive Officer